--------------------------------------------------------------------------------
                                  SMITH BARNEY
                              SOCIAL AWARENESS FUND
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                CLASSIC SERIES | ANNUAL REPORT | JANUARY 31, 2003

                 [LOGO] Smith Barney
                        Mutual Funds

                 Your Serious Money. Professionally Managed.(R)

           Your Serious Money. Professionally Managed. is a registered service mark of Salomon Smith Barney Inc.

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             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
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

[LOGO] Classic Series

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Annual Report o January 31, 2003

SMITH BARNEY SOCIAL
AWARENESS FUND

[PHOTO OMITTED]

CHARLES P. GRAVES III, CFA
PORTFOLIO MANAGER

[PHOTO OMITTED]

ELLEN S. CAMMER
PORTFOLIO MANAGER

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CHARLES P. GRAVES III, CFA
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Charles P. Graves III, CFA has more than 18 years of securities business experience and began co-managing the Fund in June of 2001.

Education: BA from Hamilton College; MBA from Columbia University

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ELLEN S. CAMMER
--------------------------------------------------------------------------------

Ellen S. Cammer has more than 20 years of securities business experience and has co-managed the Fund since 1995.

Education: BFA from Windham College; MBA from Fordham University

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FUND OBJECTIVE
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The Fund seeks high total return consisting of capital appreciation and current income by investing primarily in common stocks and other equity securities of U.S. companies. The Fund also normally invests between 15% and 35% of its assets in fixed-income securities.

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FUND FACTS
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FUND INCEPTION
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February 2, 1987

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
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18 Years (Charles P. Graves III)
20 Years (Ellen S. Cammer)

                                      CLASS A        CLASS B       CLASS L
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NASDAQ                                 SSIAX          SESIX         SESLX
--------------------------------------------------------------------------------
INCEPTION                             11/6/92        2/2/87         5/5/93
--------------------------------------------------------------------------------

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Average Annual Total Returns as of January 31, 2003*

                                                Without Sales Charges(1)

                                        Class A         Class B         Class L
--------------------------------------------------------------------------------
One-Year                                (15.76)%        (16.45)%        (16.40)%
--------------------------------------------------------------------------------
Five-Year                                 1.29            0.51            0.54
--------------------------------------------------------------------------------
Ten-Year                                  7.49            6.67             N/A
--------------------------------------------------------------------------------
Since Inception+                          7.94            7.95            6.41
--------------------------------------------------------------------------------

                                                  With Sales Charges(2)

                                        Class A         Class B         Class L
--------------------------------------------------------------------------------
One-Year                                (19.96)%        (20.61)%        (18.06)%
--------------------------------------------------------------------------------
Five-Year                                 0.26            0.35            0.34
--------------------------------------------------------------------------------
Ten-Year                                  6.94            6.67             N/A
--------------------------------------------------------------------------------
Since Inception+                          7.40            7.95            6.30
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed less than one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Inception dates for Class A, B and L shares are November 6, 1992, February 2, 1987 and May 5, 1993, respectively.

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What's Inside

Letter From the Chairman ..................................................    1

Manager Overview ..........................................................    2

Fund at a Glance ..........................................................    6

Historical Performance ....................................................    7

Value of $10,000 ..........................................................   10

Schedule of Investments ...................................................   11

Statement of Assets and Liabilities .......................................   17

Statement of Operations ...................................................   18

Statements of Changes in Net Assets .......................................   19

Notes to Financial Statements .............................................   20

Financial Highlights ......................................................   25

Independent Auditors' Report ..............................................   27

Additional Information ....................................................   28

Tax Information ...........................................................   30

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed.(R)

Your Serious Money. Professionally Managed. is a registered service mark of Salomon Smith Barney Inc.

--------------------------------------------------------------------------------
  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
--------------------------------------------------------------------------------

================================================================================
                            LETTER FROM THE CHAIRMAN
================================================================================

[PHOTO OMITTED]

R. JAY GERKEN

Chairman, President and
Chief Executive Officer

Dear Shareholder,

Please allow me to introduce myself as the new Chairman of the Smith Barney Social Awareness Fund ("Fund"), replacing Heath B. McLendon. Heath has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Fund's Board of Trustees, I would like to extend my deepest gratitude to Heath for his years of service and for his unwavering dedication to the interests of shareholders.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc. I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

We encourage you to read this annual report for the Fund for the year ended January 31, 2003. In this report, the Fund's Manager summarizes the factors that affected the Fund's performance during the period, including the period's prevailing economic and market conditions. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative and I look forward to bringing you future reports on the Fund's progress.

Sincerely,


/s/ R. Jay Gerken


R. Jay Gerken
Chairman, President and
Chief Executive Officer

February 25, 2003


 1   Smith Barney Social Awareness Fund | 2003 Annual Report to Shareholders

================================================================================
                                MANAGER OVERVIEW
================================================================================

Performance Review

For the twelve months ended January 31, 2003, the Fund's Class A shares, without sales charges, returned -15.76%. The Fund performed better than its unmanaged equity benchmark, the S&P 500 Index,(i) which returned -23.01% for the same period, but worse than its unmanaged fixed-income benchmark, the Lehman Brothers Government/Credit Bond Index ("Lehman Index"),(ii) which returned 10.22% for the same period. The Fund also underperformed its Lipper peer group of flexible portfolio funds, which returned -12.21% for the same period.(1)

The Fund's overall negative performance was affected predominately by its exposure to the volatile equity market. However, the Fund's fixed-income investments, which experienced strong performance during the period, helped offset this volatility.

A Difficult Equity Market

For equity investors, 2002 will be remembered for many things, not much of it good. The past year marked the third consecutive year of negative stock market returns. It also was the year that some of the country's largest companies declared bankruptcy. The past year was also marked by seemingly endless discussion of war with Iraq. Fears of deflation, rising energy prices, a weak dollar, a growing U.S. trade deficit, and a lack of corporate earnings growth all weighed heavily on investors' minds. When compounded, these issues negated the favorable effects generally associated with low interest rates and moderate economic growth, resulting in disappointing performance in the stock segment of the portfolio.

Strength in Fixed-Income

Some of this weakness in stocks was offset by stronger performance from the high-grade and government bond segments of the Fund's portfolio. Many of the factors responsible for hampering stocks were also responsible for boosting the bond market. With the exception of a brief period from mid-October to mid-November, high-grade bonds, particularly U.S. Treasuries, proved to be the investment vehicle of choice, as investors sought refuge from geopolitical and economic uncertainties.

Return to Target Asset Allocation

As the economy and corporate profits continue to grow, we expect stock prices to follow. We acted on this belief by adjusting the asset allocation in the Fund. Because bonds generally performed better than stocks during the period, the actual asset allocation of the Fund drifted from the targeted 70% stocks and 30% bonds to approximately 64% stocks and 36% bonds. Based on our increasingly positive outlook for stocks, as the period progressed we sold bonds and bought stocks, beginning to move the asset allocation back in line with the current target weighting of 75% stocks and 25% bonds. Although we do not expect stocks to generate returns experienced in the late 1990s, we still believe that stocks will generate higher returns than cash or bonds in 2003.

Mixed Performance from Equities

There was a good deal of activity in the equity segment of the Fund as we used the proceeds from the sale of the bonds to begin to reduce our under-weights in financial service, healthcare and technology stocks. Our healthcare holdings, particularly Amgen Inc., Forest Laboratories, Inc. and MedImmune, Inc. were significant positive contributors to performance in the period, while our selections in financial service companies such as The Bank of New York Co., Inc., American International Group, Inc. and The Hartford Financial Services Group, Inc. were not as strong and were detractors from performance in the period. In technology, good performance in hardware names such as Network Appliance Corp., and later in the year, EMC Corp., was offset by poor performance in services, specifically Electronic Data Systems Corp. As we progress through the year we expect to further neutralize our sector over and under weights as we currently find few, if any, sector valuation anomalies.

----------
(1) Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the twelve-month period ended January 31, 2003, calculated among 294 funds in the flexible portfolio fund category with reinvestment of dividends and capital gains excluding sales charges.


 2   Smith Barney Social Awareness Fund | 2003 Annual Report to Shareholders

U.S. Treasuries Benefited from Flight to Quality

The fixed-income portion of the Fund benefited from an accommodative Federal Reserve ("Fed")(iii) and the concerns over the equity market and geopolitical risks. During the course of the year, the capital markets had to deal with accounting scandals, corporate corruption, large bankruptcies and the ongoing threat of a military conflict in the Middle East. The ongoing concerns weighed on investor confidence and created a flight to quality, with investors pouring money into the U.S. Treasury market, driving the yield on the two-year notes down by 1.5 percentage points to 41-year lows. Thirty percent of the fixed-income portion of the Fund is allocated to U.S.Treasuries and agencies, which were the prime beneficiaries of the ongoing flight to quality.

Corporate Bond Market Proved Challenging

Although our duration stance was slightly shorter than the benchmark based on our interest rate outlook, our yield curve positioning (in favor of a steepening curve) somewhat balanced out the underperformance due to the ongoing decline in interest rates. Allocations to the corporate bond market proved to be a major challenge for investors this period. Early in the period, we reduced or eliminated some of the corporate bond holdings that we felt were subject to headline risk among the accounting scandals, a move that served the portfolio well. For the majority of the period, higher-credit-quality strategies provided the best returns in the sector, yet corporate bonds in general underperformed the U.S. Treasury market.

Mortgages Added Value

In the fixed-income portion of the Fund we added substantially to our mortgage-backed security ("mortgage") positions during the spring in lieu of corporate bonds, which helped portfolio performance as the year unfolded. As the corporate bond market suffered under the weight of accounting scandals, bankruptcies and a weak equity market, mortgages benefited from their high quality and lack of event risk. Investors were attracted to the sector by the ability to earn competitive yields. And, on balance, the scandal headline risk weighed down the corporate bond sector to a greater extent than the threat of prepayment risk did on mortgages. Prepayment risk is a special risk related to the effect of changing interest rates on mortgages. A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall, because homeowners tend to refinance and prepay principal. The loss of high-yielding, underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the bond's potential price gain in response to falling interest rates, reduce the bond's yield, or even cause the bond's price to fall below what an investor paid for it, resulting in capital loss. Any of these developments could cause a decrease in a fund's income, share price, or total return.

Fed Response

As the bond market continued to rally during the late summer and fall, our slightly shorter duration versus the fixed-income benchmark (approximately half a year shorter than the Lehman Index) caused us to participate in the rally to a lesser degree as interest rates declined. We were slightly short the benchmark in anticipation of stronger economic growth that never really materialized as economic data remained mixed, credit markets virtually froze-up, and the Fed eased the federal funds rate ("fed funds rate")(iv) for the first and only time in 2002 out of concern about the "soft patch" the economy seemed to be stuck in late in the year.

Fed Expected to Maintain Accommodative Bias

The market for U.S. Treasury securities was little changed late in the year. The front end of the yield curve (which consists of fixed-income securities with shorter maturities), both before, and particularly after the Fed's monetary policy action in November, maintained a steepening bias. In our view, this steepening bias suggested that Fed policy would remain accommodative in the near future, even if that means an unchanged fed funds rate. As of this writing, uncertainty about the pace of the economic recovery and persistent geopolitical tensions continues. In addition, we anticipate that the near-term budget picture will also deteriorate, due to upcoming tax legislation proposals and a potential increase in homeland security and defense spending.


 3   Smith Barney Social Awareness Fund | 2003 Annual Report to Shareholders

The deficit situation is also inextricably tied to proposed tax cuts, which we believe would raise expectations for significantly greater issuance of U.S. Treasuries, targeting the intermediate part of the yield curve. We expect the current administration to do whatever it takes, in terms of appropriate fiscal measures, to help restore economic growth.

Economic Challenges Expected to Continue

The U.S. economy remains uneven and has become dependent on an increasingly debt-burdened consumer. In our view, the combination of strong productivity growth and a spotty pace of economic growth are causing the labor market to deteriorate. The national unemployment rate rose to 6.0% as we closed 2002, and has recently registered at an eight-year high. The consumer, supported by lower rates, never really capitulated during this recession, and economic growth never contracted as sharply as in past recessions. Based on our experience, we believe this scenario may lead to a more muted recovery. One sign of a healthier economic backdrop that we look for is an improving labor picture. The challenge going forward will be that the corporate process used to repair balance sheets, boost profit margins and squeeze out any cost savings, typically does not provide for much new job growth, especially at the initial stages of a recovery.

Concerns Persist, But 2003 May See Improvement

As we start the New Year, our list of investment concerns is no shorter than it was in 2002. In fact, many of the concerns are the same. Yet we believe that 2003 may offer an opportunity for investors to experience visible improvement in areas that have concerned them the most. We also start the year with a stock market that we believe is more reasonably priced than at this time last year. Specifically, as we progress through the year, we believe we will begin to see resolution of the conflict with Iraq, see energy prices fall, see the economy continue to grow moderately, see consumer confidence improve and see earnings continue to improve, a trend begun in the third quarter of 2002.

Consumer Remains Key

We continue to believe that the consumer remains the key driver of moderate economic growth and to believe the possibility of a collapse in consumer spending is an extreme view. If, as we expect, consumer confidence continues to rise off its recent lows, consumers generally should have ample liquidity to spend on goods and services and the economy should continue its recent pattern of moderate growth. With that said, we acknowledge that the list of concerns and risks remains quite real, but with history as our guide and economic factors providing fundamental support, we believe 2003 may, after three years of down markets, be rewarding for stock investors.

Corporate Market Expected to Remain Fragmented

Corporate bonds were among the best performers in the fixed-income securities markets during the final months of the period covered by the report as headline risk continued to wane. We believe confidence is being restored in corporate bonds due to less short-selling pressure from hedge funds and the ability of a number of "headline" (as well as high-quality) credits to regain access to the new-issues market. The corporate bond market is still highly fragmented between the higher-quality credits and the lower-rated credits. The challenge going forward is to focus on security-specific analysis of the credits that were hurt systemically within their sectors to uncover the credits that, in our view, offer the most upside potential. However, the case for mortgages remains strong supported by range-bound rates, a peaking of prepayments and a substantial yield advantage over U.S. Treasuries.

Flight to Quality Expected to Continue

As we look out to the new year, assuming geopolitical risk remains contained and considering that fed funds rate is hovering at a 41-year low, we believe U.S. Treasuries will probably provide the least total return opportunity in the fixed-income sector. Our duration position has recently been short the respective benchmarks, as we see little total return upside in U.S. Treasuries. However, we do not see short-term interest rates moving significantly higher over the near to intermediate term and expect a periodic flight-to-quality bid to continue in these times of extreme geopolitical uncertainty. Over the coming quarters, once we see firmness in the economy and in equities, we will look to reduce our allocations to U.S.Treasuries in favor of corporate and mortgage securities to focus on building defensively postured, potentially higher-yielding portfolios.


 4   Smith Barney Social Awareness Fund | 2003 Annual Report to Shareholders

Corporate Social Responsibility Update

On the social awareness front, we wanted to review our corporate social responsibility ("CSR") activities over the course of the year. These activities fall into three general areas: engagement, education and leadership. As we have discussed in prior commentaries, we have direct engagement with corporate managements whose securities are held in our portfolios. In addition, we meet regularly with shareholder advocacy, non-governmental organizations ("NGOs"), business, and academic organizations to "test" our CSR knowledge, identify emerging issues, and gauge trends in areas of CSR management and reporting. Some of the organizations we met with in 2002 include Business for Social Responsibility, Interfaith Center for Corporate Responsibility, Verite, and Lawyers Committee for Human Rights.

Through the New York Society of Security Analysts, we are working on several programs designed to educate securities analysts and investment managers on the strategic implications of CSR issues such as climate change. We also work informally with various business groups, such as the Global Environmental Management Initiative, wrestling with how to communicate the strategic value of "beyond compliance" CSR activities internally and to shareholders and to "Wall Street" at large. Last but not least, through Citigroup's involvement in the United Nations Environment Programme ("UNEP") Financial Institutions Initiative on the Environment & Sustainable Development, we work cooperatively with asset management firms around the world to address the opportunities and challenges of integrating fundamental and CSR data in the securities selection process.

The Value of Socially Responsible Investing

One might ask, why do we invest time and resources in such activities? The answer is quite simple. For one, we believe it is critical to be informed and engaged on such matters because these issues are important to you, our investment clients. Secondly, as investors with a long-term view, we recognize that societal issues making headlines today have the potential to redefine the business models of tomorrow -- and our understanding of these issues may give us a competitive edge in assessing the relative attractiveness of an industry (or sector) and in identifying companies with sustainable long-term strategies. That selectivity, we believe, can aid us in achieving the Fund's long-term goals.

Thank you for your investment in the Smith Barney Social Awareness Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,


/s/ Charles P. Graves III, CFA             /s/ Ellen S. Cammer


Charles P. Graves III, CFA                 Ellen S. Cammer
Vice President and                         Vice President and
Investment Officer                         Investment Officer

February 25, 2003

The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of January 31, 2003 and are subject to change. Please refer to pages 11 through 15 for a list and percentage breakdown of the Fund's holdings.

----------
(i) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
(ii) The Lehman Index is a broad-based bond index composed of government and corporate debt issues that are investment-grade (rated Baa/BBB or higher). Please note that an investor cannot invest directly in an index.
(iii) The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
(iv) The feds funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


 5   Smith Barney Social Awareness Fund | 2003 Annual Report to Shareholders

================================================================================
Smith Barney Social Awareness Fund at a Glance (unaudited)
================================================================================

--------------------------------------------------------------------------------
Top Ten Holdings*+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 1. Sysco Corp. .........................................................   3.4%

 2. Pfizer Inc. .........................................................   2.7

 3. BP PLC, Sponsored ADR ...............................................   2.7

 4. American Express Co. ................................................   2.7

 5. Johnson & Johnson ...................................................   2.5

 6. Microsoft Corp. .....................................................   2.4

 7. United Parcel Service, Inc., Class B Shares .........................   2.4

 8. Wal-Mart Stores, Inc. ...............................................   2.4

 9. Oracle Corp. ........................................................   2.3

10. Kimberly-Clark Corp. ................................................   2.2

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Industry Diversification*+
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                         8.5%    Basic Materials
                         3.1%    Broadcasting and Cable
                         3.2%    Communications Services
                        13.2%    Consumer Non-Cyclical
                         5.1%    Energy
                        17.6%    Financial Services
                        15.7%    Healthcare
                        10.4%    Retail
                        12.1%    Technology
                         4.0%    Transportation
                         7.1%    Other

--------------------------------------------------------------------------------
                            Investment Breakdown*++
--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material.]

                         2.2%    Asset-Backed Securities
                         0.4%    Repurchase Agreement
                         4.3%    U.S. Government Obligations
                         5.7%    Mortgage-Backed Securities
                        14.8%    Corporate Bonds and Notes
                        72.6%    Common Stock

* All information is as of January 31, 2003. Please note that the Fund's holdings are subject to change.
+     As a percentage of total common stock.
++    As a percentage of total investments.


 6   Smith Barney Social Awareness Fund | 2003 Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares
================================================================================

                           Net Asset Value
                         -------------------
                         Beginning     End       Income       Capital Gain        Total
Year Ended                of Year    of Year    Dividends     Distributions    Returns(1)+
==========================================================================================
1/31/03                    $20.77    $17.26      $0.26           $ 0.00          (15.76)%
------------------------------------------------------------------------------------------
1/31/02                     25.50     20.77       0.31             0.64          (14.99)
------------------------------------------------------------------------------------------
1/31/01                     25.79     25.50       0.43             2.01            8.78
------------------------------------------------------------------------------------------
1/31/00                     25.94     25.79       0.32             1.09            4.93
------------------------------------------------------------------------------------------
1/31/99                     20.57     25.94       0.26             0.53           30.47
------------------------------------------------------------------------------------------
1/31/98                     19.36     20.57       0.55             1.99           19.89
------------------------------------------------------------------------------------------
1/31/97                     19.00     19.36       0.60             1.32           12.41
------------------------------------------------------------------------------------------
1/31/96                     15.91     19.00       0.52             0.52           26.47
------------------------------------------------------------------------------------------
1/31/95                     17.72     15.91       0.47             0.66           (3.82)
------------------------------------------------------------------------------------------
1/31/94                     16.85     17.72       0.56             1.46           17.80
==========================================================================================
Total                                            $4.28           $10.22
==========================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                           Net Asset Value
                         -------------------
                         Beginning     End       Income       Capital Gain        Total
Year Ended                of Year    of Year    Dividends     Distributions    Returns(1)+
==========================================================================================
1/31/03                    $20.81    $17.31      $0.08           $ 0.00          (16.45)%
------------------------------------------------------------------------------------------
1/31/02                     25.51     20.81       0.12             0.64          (15.63)
------------------------------------------------------------------------------------------
1/31/01                     25.81     25.51       0.23             2.01            7.91
------------------------------------------------------------------------------------------
1/31/00                     25.96     25.81       0.12             1.09            4.13
------------------------------------------------------------------------------------------
1/31/99                     20.63     25.96       0.14             0.53           29.50
------------------------------------------------------------------------------------------
1/31/98                     19.42     20.63       0.40             1.99           18.95
------------------------------------------------------------------------------------------
1/31/97                     19.05     19.42       0.45             1.32           11.60
------------------------------------------------------------------------------------------
1/31/96                     15.97     19.05       0.42             0.52           25.58
------------------------------------------------------------------------------------------
1/31/95                     17.79     15.97       0.35             0.66           (4.54)
------------------------------------------------------------------------------------------
1/31/94                     16.84     17.79       0.34             1.46           16.88
==========================================================================================
Total                                            $2.65           $10.22
==========================================================================================


 7   Smith Barney Social Awareness Fund | 2003 Annual Report to Shareholders

================================================================================
Historical Performance -- Class L Shares
================================================================================

                           Net Asset Value
                         -------------------
                         Beginning     End       Income       Capital Gain        Total
Year Ended                of Year    of Year    Dividends     Distributions    Returns(1)+
==========================================================================================
1/31/03                    $20.89    $17.37      $0.10           $ 0.00          (16.40)%
------------------------------------------------------------------------------------------
1/31/02                     25.59     20.89       0.12             0.64          (15.57)
------------------------------------------------------------------------------------------
1/31/01                     25.88     25.59       0.24             2.01            7.94
------------------------------------------------------------------------------------------
1/31/00                     26.03     25.88       0.12             1.09            4.13
------------------------------------------------------------------------------------------
1/31/99                     20.68     26.03       0.14             0.53           29.53
------------------------------------------------------------------------------------------
1/31/98                     19.46     20.68       0.40             1.99           18.97
------------------------------------------------------------------------------------------
1/31/97                     19.08     19.46       0.45             1.32           11.65
------------------------------------------------------------------------------------------
1/31/96                     15.97     19.08       0.42             0.52           25.77
------------------------------------------------------------------------------------------
1/31/95                     17.79     15.97       0.35             0.66           (4.54)
------------------------------------------------------------------------------------------
Inception* -- 1/31/94       17.54     17.79       0.28             1.46           11.83++
==========================================================================================
Total                                            $2.62           $10.22
==========================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

================================================================================
Average Annual Total Returns+ (unaudited)
================================================================================

                                                Without Sales Charges(1)
                                       -----------------------------------------
                                         Class A       Class B        Class L
================================================================================
Year Ended 1/31/03                      (15.76)%       (16.45)%       (16.40)%
--------------------------------------------------------------------------------
Five Years Ended 1/31/03                  1.29           0.51           0.54
--------------------------------------------------------------------------------
Ten Years Ended 1/31/03                   7.49           6.67            N/A
--------------------------------------------------------------------------------
Inception* through 1/31/03                7.94           7.95           6.41
================================================================================

                                                 With Sales Charges(2)
                                       -----------------------------------------
                                         Class A       Class B        Class L
================================================================================
Year Ended 1/31/03                      (19.96)%       (20.61)%       (18.06)%
--------------------------------------------------------------------------------
Five Years Ended 1/31/03                  0.26           0.35           0.34
--------------------------------------------------------------------------------
Ten Years Ended 1/31/03                   6.94           6.67            N/A
--------------------------------------------------------------------------------
Inception* through 1/31/03                7.40           7.95           6.30
================================================================================


 8   Smith Barney Social Awareness Fund | 2003 Annual Report to Shareholders

================================================================================
Cumulative Total Returns+ (unaudited)
================================================================================

                                                        Without Sales Charges(1)
================================================================================
Class A (1/31/93 through 1/31/03)                               105.94%
--------------------------------------------------------------------------------
Class B (1/31/93 through 1/31/03)                                90.78
--------------------------------------------------------------------------------
Class L (Inception* through 1/31/03)                             83.23
================================================================================

(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed less than one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, B and L shares are November 6, 1992, February 2, 1987 and May 5, 1993, respectively.


 9   Smith Barney Social Awareness Fund | 2003 Annual Report to Shareholders

================================================================================
Historical Performance (unaudited)
================================================================================

Value of $10,000 Invested in Class B Shares of the Smith Barney Social Awareness Fund vs. the Lehman Brothers Government/Credit Bond Index, Lehman Brothers Government/Credit Long-Term Bond Index and S&P 500 Index+

--------------------------------------------------------------------------------

                          January 1993 -- January 2003

  [The following table was depicted as a line chart in the printed material.]

             Smith Barney Social    Lehman Brothers       Lehman Brothers
                Awareness Fund     Government/Credit     Government/Credit        S&P
                Class B Shares        Bond Index       Long-Term Bond Index    500 Index
             -------------------   -----------------   --------------------    ---------
Jan 1993           10000               10000                  10000             10000
Jan 1994           11688               11030                  11584             11288
Jan 1995           11156               10687                  10777             11347
Jan 1996           14010               12581                  13660             15733
Jan 1997           15635               12881                  13594             19875
Jan 1998           18599               14321                  15917             25222
Jan 1999           24086               15570                  17822             33420
Jan 2000           25081               15123                  16414             36876
Jan 2001           27065               17203                  19249             36541
Jan 2002           22835               18493                  20570             30643
Jan 2003           19078               20384                  23301             23594

+ Hypothetical illustration of $10,000 invested in Class B shares on January 31, 1993, assuming deduction of the maximum 5.00% CDSC for Class B shares and reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2003. The Lehman Brothers Government/Credit Bond Index is a combination of the government and corporate bond indexes, including U.S. Treasury and agency securities and yankee bonds. The Lehman Brothers Government/Credit Long-Term Bond Index is a combination of government and corporate bonds with maturities of 10 years or more. The S&P 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the S&P 500 Index include reinvestment of dividends. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


 10   Smith Barney Social Awareness Fund | 2003 Annual Report to Shareholders

================================================================================
Schedule of Investments                                         January 31, 2003
================================================================================

   SHARES                                       SECURITY                                     VALUE
=====================================================================================================
COMMON STOCK -- 72.6%

Basic Materials -- 6.2%
   120,000            Air Products and Chemicals, Inc.                                   $  4,974,000
   210,000            Alcoa Inc.                                                            4,151,700
   120,000            E.I. du Pont de Nemours and Co.                                       4,544,400
    76,000            International Paper Co.                                               2,713,200
   100,000            Praxair, Inc.                                                         5,454,000
-----------------------------------------------------------------------------------------------------
                                                                                           21,837,300
-----------------------------------------------------------------------------------------------------
Broadcasting and Cable -- 2.3%
    50,000            Cox Communications, Inc., Class A Shares (a)                          1,447,000
    25,000            The E.W. Scripps Co., Class A Shares                                  2,049,500
    80,000            Univision Communications Inc., Class A Shares (a)                     2,108,800
    65,000            Viacom Inc., Class B Shares (a)                                       2,505,750
-----------------------------------------------------------------------------------------------------
                                                                                            8,111,050
-----------------------------------------------------------------------------------------------------
Business Services -- 1.3%
   132,000            Automatic Data Processing, Inc.                                       4,576,440
-----------------------------------------------------------------------------------------------------
Capital Goods -- 1.1%
    40,000            Illinois Tool Works Inc.                                              2,432,800
    85,000            Tyco International Ltd.                                               1,360,850
-----------------------------------------------------------------------------------------------------
                                                                                            3,793,650
-----------------------------------------------------------------------------------------------------
Communications Services -- 2.3%
    83,000            AT&T Wireless Services Inc. (a)                                         503,810
   120,000            EchoStar Communications Corp., Class A Shares (a)                     3,114,000
    80,000            Nokia Oyj, Sponsored ADR                                              1,151,200
    50,000            SBC Communications Inc.                                               1,222,000
    60,600            Verizon Communications Inc.                                           2,319,768
-----------------------------------------------------------------------------------------------------
                                                                                            8,310,778
-----------------------------------------------------------------------------------------------------
Consumer Non-Cyclical -- 9.6%
    78,900            The Coca-Cola Co.                                                     3,192,294
   222,000            ConAgra Foods, Inc.                                                   5,445,660
   140,000            The Gillette Co.                                                      4,186,000
    21,000            Hershey Foods Corp.                                                   1,354,500
   125,000            Kimberly-Clark Corp.                                                  5,790,000
    18,300            PepsiCo, Inc.                                                           740,784
   190,400            Sara Lee Corp.                                                        3,796,576
    28,300            Sensient Technologies Corp.                                             645,806
   300,000            Sysco Corp.                                                           8,811,000
-----------------------------------------------------------------------------------------------------
                                                                                           33,962,620
-----------------------------------------------------------------------------------------------------
Energy -- 3.7%
   177,772            BP PLC, Sponsored ADR                                                 6,934,885
    31,700            Noble Corp. (a)                                                       1,086,676
   125,000            Royal Dutch Petroleum Co., NY Shares                                  5,236,250
-----------------------------------------------------------------------------------------------------
                                                                                           13,257,811
-----------------------------------------------------------------------------------------------------
Financial Services -- 12.8%
   195,000            American Express Co.                                                  6,928,350
    99,625            American International Group, Inc.                                    5,391,705
   115,800            The Bank of New York Co., Inc.                                        2,929,740
   150,000            Bank One Corp.                                                        5,476,500

                       See Notes to Financial Statements.


 11  Smith Barney Social Awareness Fund | 2003 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                             January 31, 2003
================================================================================

   SHARES                                       SECURITY                                     VALUE
=====================================================================================================
Financial Services -- 12.8% (continued)
    35,200            Freddie Mac                                                        $  1,970,496
    65,000            The Hartford Financial Services Group, Inc.                           2,709,200
   109,000            J.P. Morgan Chase & Co.                                               2,544,060
   190,000            KeyCorp                                                               4,569,500
    40,000            Marsh & McLennan Cos., Inc.                                           1,705,200
    76,500            Morgan Stanley                                                        2,899,350
    88,100            Paychex, Inc.                                                         2,218,358
    59,800            The St. Paul Cos., Inc.                                               1,951,872
    32,000            Wells Fargo & Co.                                                     1,515,840
    20,000            XL Capital Ltd., Class A Shares                                       1,501,200
    25,000            Zions Bancorporation                                                  1,035,500
-----------------------------------------------------------------------------------------------------
                                                                                           45,346,871
-----------------------------------------------------------------------------------------------------
Healthcare -- 11.4%
   112,000            Amgen Inc. (a)                                                        5,707,520
    42,800            C.R. Bard, Inc.                                                       2,425,904
    20,000            Forest Laboratories, Inc. (a)                                         1,035,000
    30,000            HCA Inc.                                                              1,282,200
   119,800            Johnson & Johnson                                                     6,422,478
   114,000            MedImmune, Inc. (a)                                                   3,396,060
    95,000            Medtronic, Inc.                                                       4,267,400
   233,000            Pfizer Inc.                                                           7,073,880
   108,000            Teva Pharmaceutical Industries Ltd., Sponsored ADR                    4,147,200
    40,000            WellPoint Health Networks Inc. (a)                                    2,907,200
    45,700            Zimmer Holdings, Inc. (a)                                             1,873,700
-----------------------------------------------------------------------------------------------------
                                                                                           40,538,542
-----------------------------------------------------------------------------------------------------
Leisure Time -- 0.6%
    92,000            USA Interactive (a)                                                   2,024,920
-----------------------------------------------------------------------------------------------------
Publishing -- 0.8%
    59,600            Tribune Co.                                                           2,884,640
-----------------------------------------------------------------------------------------------------
Retail -- 7.5%
   134,500            Costco Wholesale Corp. (a)                                            3,883,015
    72,000            CVS Corp.                                                             1,628,640
   140,000            The Home Depot, Inc.                                                  2,926,000
   100,000            Lowe's Cos., Inc.                                                     3,418,000
   131,000            Target Corp.                                                          3,695,510
   127,000            Wal-Mart Stores, Inc.                                                 6,070,600
   187,000            Wendy's International, Inc.                                           5,077,050
-----------------------------------------------------------------------------------------------------
                                                                                           26,698,815
-----------------------------------------------------------------------------------------------------
Technology -- 8.8%
   156,000            AOL Time Warner Inc. (a)                                              1,818,960
   383,800            Cisco Systems, Inc. (a)                                               5,131,406
   150,500            Dell Computer Corp. (a)                                               3,590,930
   249,400            EMC Corp. (a)                                                         1,920,380
   154,800            Intel Corp.                                                           2,424,168
    33,800            International Business Machines Corp.                                 2,644,174
    34,900            Linear Technology Corp.                                                 911,937

                       See Notes to Financial Statements.


 12  Smith Barney Social Awareness Fund | 2003 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                             January 31, 2003
================================================================================

   SHARES                                       SECURITY                                     VALUE
=====================================================================================================
Technology -- 8.8% (continued)
    25,000            Maxim Integrated Products, Inc.                                    $    778,750
   130,000            Microsoft Corp. (a)                                                   6,169,800
   482,500            Oracle Corp. (a)                                                      5,804,475
-----------------------------------------------------------------------------------------------------
                                                                                           31,194,980
-----------------------------------------------------------------------------------------------------
Transportation -- 2.9%
    37,000            Roadway Corp.                                                         1,274,280
   228,162            Southwest Airlines Co.                                                2,977,514
   101,100            United Parcel Service, Inc., Class B Shares                           6,099,363
-----------------------------------------------------------------------------------------------------
                                                                                           10,351,157
-----------------------------------------------------------------------------------------------------
Utilities -- 1.3%
    24,000            Duke Energy Corp.                                                       408,720
    37,500            FPL Group, Inc.                                                       2,189,625
    75,000            The Southern Co.                                                      2,112,750
-----------------------------------------------------------------------------------------------------
                                                                                            4,711,095
-----------------------------------------------------------------------------------------------------
                      TOTAL COMMON STOCK
                      (Cost -- $247,833,452)                                              257,600,669
=====================================================================================================

    FACE
   AMOUNT                                       SECURITY                                     VALUE
=====================================================================================================
U.S. GOVERNMENT OBLIGATIONS -- 4.3%
$2,800,000            U.S. Treasury Notes, 6.000% due 8/15/04                               2,992,612
                      U.S. Treasury Bonds:
 2,000,000              7.500% due 11/15/16                                                 2,593,048
 3,000,000              7.125% due 2/15/23                                                  3,832,383
 2,000,000              6.250% due 8/15/23                                                  2,329,142
 2,300,000              6.000% due 2/15/26                                                  2,613,557
 1,500,000            U.S. Treasury Strip, zero coupon due 2/15/13                            964,521
-----------------------------------------------------------------------------------------------------
                      TOTAL U.S. GOVERNMENT OBLIGATIONS
                      (Cost -- $13,914,277)                                                15,325,263
=====================================================================================================

    FACE
   AMOUNT     RATING(b)                         SECURITY                                     VALUE
=====================================================================================================
CORPORATE BONDS AND NOTES -- 14.8%

Broadcasting and Cable -- 0.3%
 1,000,000    BBB     Comcast Corp., Sr. Unsecured Notes, 5.850% due 1/15/10                  980,560
-----------------------------------------------------------------------------------------------------
Financial Services -- 10.8%
 2,000,000    A+      American Express Co., Notes, 3.750% due 11/20/07                      2,012,740
                      Bank of America Corp.:
 2,000,000    A+        Notes, 4.750% due 10/15/06                                          2,108,814
 2,000,000    A+        Sr. Notes, 6.250% due 4/15/12                                       2,209,102
 2,000,000    A-      Bank One Corp., Sub. Notes, 5.900% due 11/15/11                       2,161,522
 3,000,000    A       Countrywide Home Loans, Inc., Guaranteed Medium-Term
                        Notes, 4.250% due 12/19/07                                          3,026,748
                      Fannie Mae:
 2,500,000    Aaa*      Bonds, 6.250% due 5/15/29                                           2,766,470
                        Notes:
 2,500,000    Aaa*        6.000% due 12/15/05                                               2,757,800
 2,000,000    AAA         6.000% due 5/15/08                                                2,248,130

                       See Notes to Financial Statements.


 13  Smith Barney Social Awareness Fund | 2003 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                             January 31, 2003
================================================================================

    FACE
   AMOUNT     RATING(b)                         SECURITY                                     VALUE
=====================================================================================================
Financial Services -- 10.8% (continued)
$2,000,000    BBB     Ford Motor Credit Corp., Notes, 7.500% due 3/15/05                 $  2,062,340
                      Freddie Mac, Notes:
 2,000,000    AAA       6.000% due 5/25/12                                                  2,079,920
 3,000,000    AAA       4.750% due 10/11/12                                                 2,999,136
 2,000,000    BBB     General Motors Acceptance Corp., Notes, 6.125% due 9/15/06            2,047,438
 3,000,000    A       Lehman Brothers Holdings Inc., Notes, 6.625% due 1/18/12              3,314,046
 2,000,000    A+      Morgan Stanley, Notes, 7.250% due 4/1/32                              2,303,848
 2,000,000    AA      Province of Ontario, Sr. Unsubscribed Notes, 5.500% due 10/1/08       2,187,854
 2,000,000    A+      Wells Fargo & Co., Sr. Notes, 5.125% due 2/15/07                      2,137,832
-----------------------------------------------------------------------------------------------------
                                                                                           38,423,740
-----------------------------------------------------------------------------------------------------
Retail -- 1.6%
 1,000,000    BBB-    Fred Meyer, Inc., Unsecured Notes, 7.375% due 3/1/05                  1,081,623
 2,000,000    A+      Target Corp., Notes, 5.500% due 4/1/07                                2,146,990
 2,000,000    A+      Unilever Capital Corp., Notes, 7.125% due 11/1/10                     2,349,994
-----------------------------------------------------------------------------------------------------
                                                                                            5,578,607
-----------------------------------------------------------------------------------------------------
Technology -- 0.6%
 2,000,000    A+      International Business Machines Corp., Notes, 4.750%
                        due 11/29/12                                                        2,014,702
-----------------------------------------------------------------------------------------------------
Telecommunications -- 0.8%
 3,000,000    A       Vodafone Group PLC, Notes, 3.950% due 1/30/08                         2,987,097
-----------------------------------------------------------------------------------------------------
Transportation -- 0.7%
 2,000,000    BBB     Norfolk Southern Corp., Sr. Notes, 7.250% due 2/15/31                 2,332,460
   254,067    A+      Southwest Airlines Co., Pass-Through Certificates,
                        Series A3, 8.700% due 7/1/11                                          271,734
-----------------------------------------------------------------------------------------------------
                                                                                            2,604,194
-----------------------------------------------------------------------------------------------------
                      TOTAL CORPORATE BONDS AND NOTES
                      (Cost -- $50,012,416)                                                52,588,900
=====================================================================================================

    FACE
   AMOUNT                                       SECURITY                                     VALUE
=====================================================================================================
ASSET-BACKED SECURITIES -- 2.2%
 1,774,411            Freddie Mac, 5.500% due 11/15/10                                      1,829,722
 4,589,102            Government National Mortgage Association, 5.750% due 4/20/24          4,685,932
 1,133,563            Harley Davidson Motorcycle Trust, 1.910% due 4/15/07                  1,137,248
-----------------------------------------------------------------------------------------------------
                      TOTAL ASSET-BACKED SECURITIES
                      (Cost -- $7,672,495)                                                  7,652,902
=====================================================================================================
MORTGAGE-BACKED SECURITIES  -- 5.7%
                      Federal Home Loan Bank:
 1,744,504              7.000% due 10/1/30                                                  1,837,227
 3,191,120              6.000% due 11/1/31                                                  3,304,642
                      Federal National Mortgage Association (FNMA):
 1,017,152              7.000% due 1/1/13                                                   1,085,367
 2,795,658              5.500% due 10/1/17                                                  2,897,126
     2,323              6.500% due 3/1/29                                                       2,423
 2,243,085              6.000% due 7/1/31                                                   2,323,405
 1,477,131              6.500% due 7/1/31                                                   1,540,294
 5,784,359              6.500% due 2/1/32                                                   6,031,705

                       See Notes to Financial Statements.


 14  Smith Barney Social Awareness Fund | 2003 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                             January 31, 2003
================================================================================

    FACE
   AMOUNT                                       SECURITY                                     VALUE
=====================================================================================================
MORTGAGE-BACKED SECURITIES -- 5.7% (continued)
$1,104,823            Government National Mortgage Association (GNMA),
                        7.000% due 8/15/29                                               $  1,174,457
-----------------------------------------------------------------------------------------------------
                      TOTAL MORTGAGE-BACKED SECURITIES
                      (Cost -- $19,585,899)                                                20,196,646
=====================================================================================================
REPURCHASE AGREEMENT -- 0.4%
 1,379,000            Merrill Lynch & Co., 1.270% due 2/3/03; Proceeds at
                        maturity -- $1,379,146; (Fully collateralized by U.S.
                        Treasury Strips, 0.000% to 6.125% due 5/15/12 to
                        11/15/27; Market value -- $1,420,372) (Cost -- $1,379,000)          1,379,000
=====================================================================================================
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $340,397,539**)                                           $354,743,380
=====================================================================================================

(a)   Non-income producing security.

(b) All ratings are by Standard & Poor's Ratings Service except for those identified by an asterisk (*), which are rated by Moody's Investors Service.

**    Aggregate cost for Federal income tax purposes is $340,971,432.

      Abbreviation used in this schedule:
      -----------------------------------
      ADR -- American Depository Receipt.

      See page 16 for definitions of ratings.

                       See Notes to Financial Statements.


 15  Smith Barney Social Awareness Fund | 2003 Annual Report to Shareholders

================================================================================
Bond Ratings (unaudited)
================================================================================

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA    -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.
A     -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB   -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
BB    -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly and B speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B". While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa   -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.
Aa    -- Bonds rated "Aa" are judged to be of the high quality by all standards.
         Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A     -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.
Baa   -- Bonds rated "Baa" are considered to be medium grade obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.
Ba    -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B     -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintance of other terms of the contract over any long period of time may be small.

NR    -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


 16  Smith Barney Social Awareness Fund | 2003 Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities                             January 31, 2003
================================================================================

ASSETS:
    Investments, at value (Cost -- $340,397,539)                                     $ 354,743,380
    Cash                                                                                   200,814
    Dividends and interest receivable                                                    1,452,559
    Receivable for securities sold                                                         434,970
    Receivable for Fund shares sold                                                        203,532
--------------------------------------------------------------------------------------------------
    Total Assets                                                                       357,035,255
--------------------------------------------------------------------------------------------------

LIABILITIES:
    Payable for securities purchased                                                       851,515
    Payable for Fund shares purchased                                                      302,545
    Investment advisory fee payable                                                        171,293
    Distribution fees payable                                                               74,298
    Administration fee payable                                                              62,171
    Accrued expenses                                                                       386,308
--------------------------------------------------------------------------------------------------
    Total Liabilities                                                                    1,848,130
--------------------------------------------------------------------------------------------------
Total Net Assets                                                                     $ 355,187,125
==================================================================================================

NET ASSETS:
    Par value of shares of beneficial interest                                       $      20,552
    Capital paid in excess of par value                                                351,939,741
    Undistributed net investment income                                                    554,453
    Accumulated net realized loss from security transactions and futures contracts     (11,673,462)
    Net unrealized appreciation of investments                                          14,345,841
--------------------------------------------------------------------------------------------------
Total Net Assets                                                                     $ 355,187,125
==================================================================================================

Shares Outstanding:
    Class A                                                                             13,767,815
    ----------------------------------------------------------------------------------------------
    Class B                                                                              5,645,800
    ----------------------------------------------------------------------------------------------
    Class L                                                                              1,138,548
    ----------------------------------------------------------------------------------------------

Net Asset Value:
    Class A (and redemption price)                                                   $       17.26
    ----------------------------------------------------------------------------------------------
    Class B *                                                                        $       17.31
    ----------------------------------------------------------------------------------------------
    Class L **                                                                       $       17.37
    ----------------------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
    Class A (net asset value plus 5.26% of net asset value per share)                $       18.17
    ----------------------------------------------------------------------------------------------
    Class L (net asset value plus 1.01% of net asset value per share)                $       17.55
==================================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within one year from initial purchase.

                       See Notes to Financial Statements.


 17  Smith Barney Social Awareness Fund | 2003 Annual Report to Shareholders

================================================================================
Statement of Operations                      For the Year Ended January 31, 2003
================================================================================

INVESTMENT INCOME:
    Interest                                                       $  6,604,386
    Dividends                                                         4,000,312
    Less: Foreign withholding tax                                       (59,448)
--------------------------------------------------------------------------------
    Total Investment Income                                          10,545,250
--------------------------------------------------------------------------------

EXPENSES:
    Investment advisory fee (Note 2)                                  2,255,845
    Distribution fees (Note 2)                                        2,060,344
    Administration fee (Note 2)                                         820,307
    Shareholder servicing fees                                          743,956
    Audit and legal                                                      80,680
    Registration fees                                                    71,404
    Shareholder communications                                           55,535
    Trustees' fees                                                       51,683
    Custody                                                              47,203
    Other                                                                30,959
--------------------------------------------------------------------------------
    Total Expenses                                                    6,217,916
--------------------------------------------------------------------------------
Net Investment Income                                                 4,327,334
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 5):
    Realized Loss From:
      Security transactions (excluding short-term securities)        (7,943,751)
      Futures contracts                                                (546,671)
--------------------------------------------------------------------------------
    Net Realized Loss                                                (8,490,422)
--------------------------------------------------------------------------------
    Change in Net Unrealized Appreciation of Investments:
      Beginning of year                                              83,169,956
      End of year                                                    14,345,841
--------------------------------------------------------------------------------
    Decrease in Net Unrealized Appreciation                         (68,824,115)
--------------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts                       (77,314,537)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                             $(72,987,203)
================================================================================

                       See Notes to Financial Statements.


 18  Smith Barney Social Awareness Fund | 2003 Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets              For the Years Ended January 31,
================================================================================

                                                                          2003             2002
====================================================================================================
OPERATIONS:
    Net investment income                                            $   4,327,334    $   5,191,130
    Net realized loss                                                   (8,490,422)      (2,643,463)
    Decrease in net unrealized appreciation                            (68,824,115)     (90,868,752)
----------------------------------------------------------------------------------------------------
    Decrease in Net Assets From Operations                             (72,987,203)     (88,321,085)
----------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                               (4,310,356)      (5,496,264)
    Net realized gains                                                          --      (14,585,892)
----------------------------------------------------------------------------------------------------
    Decrease in Net Assets From Distributions to Shareholders           (4,310,356)     (20,082,156)
----------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 10):
    Net proceeds from sale of shares                                    46,274,839       80,941,063
    Net asset value of shares issued for reinvestment of dividends       4,062,065       19,079,715
    Cost of shares reacquired                                          (92,303,718)    (101,091,556)
----------------------------------------------------------------------------------------------------
    Decrease in Net Assets From Fund Share Transactions                (41,966,814)      (1,070,778)
----------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                (119,264,373)    (109,474,019)

NET ASSETS:
    Beginning of year                                                  474,451,498      583,925,517
----------------------------------------------------------------------------------------------------
    End of year*                                                     $ 355,187,125    $ 474,451,498
====================================================================================================
* Includes undistributed net investment income of:                   $     554,453    $     139,663
====================================================================================================

                       See Notes to Financial Statements.


 19  Smith Barney Social Awareness Fund | 2003 Annual Report to Shareholders

================================================================================
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

The Smith Barney Social Awareness Fund ("Fund"), a separate investment fund of Smith Barney Equity Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities and U.S. government agency and obligations are valued at the mean between the bid and asked prices;
(c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) interest income is recorded on an accrual basis, adjusted for amortization of premium and the accretion of discount, where applicable; (g) gains and losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (l) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and all discounts on all fixed-income securities. The Fund adopted this requirement effective February 1, 2001 and recorded an adjustment to decrease the cost of securities and decrease accumulated undistributed net investment income by $112,646 to reflect the cumulative effect of this change up to the date of the adoption. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations.


 20  Smith Barney Social Awareness Fund | 2003 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.55% of the average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") and Primerica Shareholder Services ("PSS"), another subsidiary of Citigroup, act as the Fund's sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended January 31, 2003, the Fund paid transfer agent fees of $307,044 to CTB.

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund's distributors. SSB and certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the year ended January 31, 2003, SSB received brokerage commissions of $12,019.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 1.00% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended January 31, 2003, SSB and its affiliates received sales charges of approximately $356,000 and $21,000 on sales of the Fund's Class A and L shares, respectively.

In addition, for the year ended January 31, 2003, CDSCs paid to SSB and its affiliates were approximately:

                                                  Class B           Class L
================================================================================
CDSCs                                             $174,000          $1,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class. For the year ended January 31, 2003, total Distribution Plan fees incurred were:

                                    Class A         Class B         Class L
================================================================================
Distribution Plan Fees             $680,397       $1,150,156       $229,791
================================================================================

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.


 21  Smith Barney Social Awareness Fund | 2003 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

3. Investments

During the year ended January 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $226,407,607
--------------------------------------------------------------------------------
Sales                                                                257,164,059
================================================================================

At January 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

================================================================================
Gross unrealized appreciation                                      $ 45,545,195
Gross unrealized depreciation                                       (31,773,247)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 13,771,948
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At January 31, 2003, the Fund did not hold any futures contracts.

6. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At January 31, 2003, the Fund did not hold any purchased call or put option contracts.


 22  Smith Barney Social Awareness Fund | 2003 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When a written index option is exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

During the year ended January 31, 2003, the Fund did not enter into any written covered call or put option contracts.

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At January 31, 2003, the Fund did not have any securities on loan.

8. Capital Loss Carryforward

At January 31, 2003, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $11,227,000 available to offset future capital gains, if any. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and date of expiration of the carryforward losses for the Fund is indicated below. Expiration occurs on January 31, of the year indicated:

                                                     2010            2011
================================================================================
Carryforward Amounts                               $997,000       $10,230,000
================================================================================


 23  Smith Barney Social Awareness Fund | 2003 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

9. Income Tax Information and Distributions to Shareholders

At January 31, 2003, the tax basis components of distributable earnings were:

================================================================================
Undistributed ordinary income                                      $    682,355
--------------------------------------------------------------------------------
Accumulated capital loss                                            (11,227,471)
--------------------------------------------------------------------------------
Unrealized appreciation                                              13,771,948
================================================================================

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sales and open AICPA amortization adjustments.

The tax character of distributions paid during the year ended January 31, 2003 was:

================================================================================
Ordinary income                                                       $4,310,356
Long-term capital gains                                                       --
--------------------------------------------------------------------------------
Total                                                                 $4,310,356
================================================================================

10. Shares of Beneficial Interest

At January 31, 2003, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                             Year Ended                            Year Ended
                                          January 31, 2003                      January 31, 2002
                                   ------------------------------       -----------------------------
                                      Shares            Amount             Shares           Amount
=====================================================================================================
Class A
Shares sold                         1,480,923       $ 28,366,473         2,161,298      $ 48,469,039
Shares issued on reinvestment         185,684          3,468,265           594,839        13,102,393
Shares reacquired                  (2,766,687)       (51,769,509)       (2,027,371)      (44,729,194)
-----------------------------------------------------------------------------------------------------
Net Increase (Decrease)            (1,100,080)      $(19,934,771)          728,766      $ 16,842,238
=====================================================================================================
Class B
Shares sold                           820,913       $ 15,694,294         1,146,461      $ 25,498,120
Shares issued on reinvestment          25,449            479,002           227,381         5,046,064
Shares reacquired                  (1,848,432)       (35,026,522)       (2,241,413)      (50,087,739)
-----------------------------------------------------------------------------------------------------
Net Decrease                       (1,002,070)      $(18,853,226)         (867,571)     $(19,543,555)
=====================================================================================================
Class L
Shares sold                           116,456       $  2,214,072           307,239     $   6,973,904
Shares issued on reinvestment           6,113            114,798            41,852           931,258
Shares reacquired                    (290,099)        (5,507,687)         (279,809)       (6,274,623)
-----------------------------------------------------------------------------------------------------
Net Increase (Decrease)              (167,530)      $ (3,178,817)           69,282     $   1,630,539
=====================================================================================================


 24  Smith Barney Social Awareness Fund | 2003 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:

Class A Shares                                   2003(1)         2002(1)         2001(1)         2000(1)         1999(1)
=========================================================================================================================
Net Asset Value, Beginning of Year             $   20.77       $   25.50       $   25.79       $   25.94       $   20.57
-------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)                          0.25            0.29            0.39            0.38            0.29
  Net realized and unrealized gain (loss)(2)       (3.50)          (4.07)           1.76            0.88            5.87
-------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                (3.25)          (3.78)           2.15            1.26            6.16
-------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            (0.26)          (0.31)          (0.43)          (0.32)          (0.26)
  Net realized gains                                  --           (0.64)          (2.01)          (1.09)          (0.53)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.26)          (0.95)          (2.44)          (1.41)          (0.79)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $   17.26       $   20.77       $   25.50       $   25.79       $   25.94
-------------------------------------------------------------------------------------------------------------------------
Total Return                                      (15.76)%        (14.99)%          8.78%           4.93%          30.47%
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $ 237,680       $ 308,856       $ 360,550       $ 336,595       $ 282,060
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                          1.25%           1.23%           1.15%           1.17%           1.19%
  Net investment income(2)                          1.32            1.30            1.52            1.47            1.23
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               56%             43%             36%             43%             36%
=========================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   Without the adoption of the change in the accounting method discussed in
      Note 1 to the financial statements, for the year ended January 31, 2002, the net investment income, net realized and unrealized loss per share and the ratio of net investment income to average net assets would have been $0.30, $4.08 and 1.34%, respectively. Per share, ratios and supplemental data for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.


 25  Smith Barney Social Awareness Fund | 2003 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:

Class B Shares                                   2003(1)         2002(1)         2001(1)         2000(1)         1999(1)
=========================================================================================================================
Net Asset Value, Beginning of Year             $   20.81       $   25.51       $   25.81       $   25.96       $   20.63
-------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)                          0.10            0.11            0.19            0.19            0.11
  Net realized and unrealized gain (loss)(2)       (3.52)          (4.05)           1.75            0.87            5.89
-------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                (3.42)          (3.94)           1.94            1.06            6.00
-------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            (0.08)          (0.12)          (0.23)          (0.12)          (0.14)
  Net realized gains                                  --           (0.64)          (2.01)          (1.09)          (0.53)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.08)          (0.76)          (2.24)          (1.21)          (0.67)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $   17.31       $   20.81       $   25.51       $   25.81       $   25.96
-------------------------------------------------------------------------------------------------------------------------
Total Return                                      (16.45)%        (15.63)%          7.91%           4.13%          29.50%
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $  97,729       $ 138,313       $ 191,725       $ 220,989       $ 198,181
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                          2.06%           2.00%           1.94%           1.93%           1.94%
  Net investment income(2)                          0.51            0.50            0.73            0.71            0.49
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               56%             43%             36%             43%             36%
=========================================================================================================================

Class L Shares                                   2003(1)         2002(1)         2001(1)         2000(1)       1999(1)(3)
=========================================================================================================================
Net Asset Value, Beginning of Year             $   20.89       $   25.59       $   25.88       $   26.03       $   20.68
-------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(4)                          0.11            0.13            0.19            0.19            0.11
  Net realized and unrealized gain (loss)(4)       (3.53)          (4.07)           1.77            0.87            5.91
-------------------------------------------------------------------------------------------------------------------------
Total Income (Loss)From Operations                 (3.42)          (3.94)           1.96            1.06            6.02
-------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            (0.10)          (0.12)          (0.24)          (0.12)          (0.14)
  Net realized gains                                  --           (0.64)          (2.01)          (1.09)          (0.53)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.10)          (0.76)          (2.25)          (1.21)          (0.67)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $   17.37       $   20.89       $   25.59       $   25.88       $   26.03
-------------------------------------------------------------------------------------------------------------------------
Total Return                                      (16.40)%        (15.57)%          7.94%           4.13%          29.53%
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $  19,778       $  27,282       $  31,651       $  27,147       $  15,453
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                          2.00%           1.94%           1.93%           1.92%           1.92%
  Net investment income(4)                          0.57            0.59            0.74            0.73            0.46
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               56%             43%             36%             43%             36%
=========================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   Without the adoption of the change in the accounting method discussed in
      Note 1 to the financial statements, for the year ended January 31, 2002, the net investment income, net realized and unrealized loss per share and the ratio of net investment income to average net assets would have been $0.12, $4.06 and 0.54%, respectively. Per share, ratios and supplemental data for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
(3)   On June 12, 1998, Class C shares were renamed Class L shares.
(4)   Without the adoption of the change in the accounting method discussed in
      Note 1 to the financial statements, for the year ended January 31, 2002, the net investment income, net realized and unrealized loss per share and the ratio of net investment income to average net assets would have been $0.14, $4.08 and 0.63%, respectively. Per share, ratios and supplemental data for the periods prior to February 1, 2001 have not been restated to reflect this change in presentation.


 26  Smith Barney Social Awareness Fund | 2003 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Trustees of
Smith Barney Equity Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Social Awareness Fund of Smith Barney Equity Funds ("Fund") as of January 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2003, by correspondence with the custodian and broker. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of January 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                               /s/ KPMG LLP


New York, New York
March 12, 2003


 27  Smith Barney Social Awareness Fund | 2003 Annual Report to Shareholders

================================================================================
Additional Information (unaudited)
================================================================================

Information about Trustees and Officers

The business and affairs of the Smith Barney Social Awareness Fund ("Fund") are managed under the direction of the Smith Barney Equity Fund's ("Trust") Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Trust's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010) or sub-transfer agent (Primerica Shareholders Services at 1-800-544-5445).

                                                                                                    Number of
                                                 Term of                                            Portfolios
                                               Office* and           Principal                       in Fund           Other
                               Position(s)      Length of          Occupation(s)                     Complex        Trusteeships
                                Held with         Time              During Past                     Overseen          Held by
Name, Address and Age             Fund           Served             Five Years                     by Trustee         Trustee
===================================================================================================================================
Non-Interested Trustees:

Lee Abraham                     Trustee           Since     Retired; Former Chairman and CEO of        28         Signet Group PLC
13732 LeHavre Drive                               1993      Associated Merchandising Corp., a
Frenchman's Creek                                           major retail merchandising
Palm Beach Gardens, FL 33410                                organization; Former Director of
Age 75                                                      Galey & Lord, Liz Claiborne, R.G.
                                                            Barry Corp.

Allan J. Bloostein              Trustee           Since     President of Allan Bloostein               35       Taubman Centers Inc.
27 West 67th Street                               1986      Associates, a consulting firm;
Apt. 5FW                                                    Former Director of CVS Corp.
New York, NY 10023
Age 73

Jane F. Dasher                  Trustee           Since     Controller of PBK Holdings Inc.,           28               None
Korsant Partners                                  1999      a family investment company
283 Greenwich Avenue
3rd Floor
Greenwich, CT 06830
Age 53

Richard E. Hanson, Jr.          Trustee           Since     Retired; Former Head of the                28               None
2751 Vermont Route 140                            1986      New Atlanta Jewish Community
Poultney, VT 05764                                          High School
Age 61

Dr. Paul Hardin                 Trustee           Since     Professor of Law & Chancellor              36               None
12083 Morehead                                    1999      Emeritus at the University of
Chapel Hill, NC 27514-8426                                  North Carolina
Age 71

Roderick C. Rasmussen           Trustee           Since     Investment Counselor                       28               None
9 Cadence Court                                   1999
Morristown, NJ 07960
Age 76

John P. Toolan                  Trustee           Since     Retired                                    28        John Hancock Funds
7202 Southeast Golf Ridge Way                     1999
Hobe Sound, FL 33455
Age 72


 28  Smith Barney Social Awareness Fund | 2003 Annual Report to Shareholders

================================================================================
Additional Information (unaudited) (continued)
================================================================================

                                                                                                    Number of
                                                 Term of                                            Portfolios
                                               Office* and           Principal                       in Fund           Other
                                Position(s)     Length of          Occupation(s)                     Complex        Trusteeships
                                 Held with        Time              During Past                     Overseen          Held by
Name, Address and Age              Fund          Served             Five Years                     by Trustee         Trustee
===================================================================================================================================
Interested Trustee:

R. Jay Gerken**               Chairman,           Since     Managing Director of Salomon Smith         227             None
SSB                           President and       2002      Barney Inc. ("SSB"); Chairman,
399 Park Avenue, 4th Floor    Chief Executive               President and Chief Executive
New York, NY 10022            Officer                       Officer of Smith Barney Fund
Age 51                                                      Management LLC ("SBFM"), Travelers
                                                            Investment Adviser, Inc. ("TIA")
                                                            and Citi Fund Management Inc.

Officers:

Lewis E. Daidone              Senior Vice         Since     Managing Director of SSB; Director         N/A             N/A
SSB                           President           1995      and Senior Vice President of SBFM
125 Broad Street              and Chief                     and TIA; Former Chief Financial
11th Floor                    Administrative                Officer and Treasurer of mutual
New York, NY 10004            Officer                       funds affiliated with Citigroup Inc.
Age 45

Richard L. Peteka             Chief               Since     Director and Head of Internal Control      N/A             N/A
SSB                           Financial           2002      for Citigroup Asset Management
125 Broad Street              Officer and                   U.S. Mutual Fund Administration
11th Floor                    Treasurer                     from 1999-2002; Vice President,
New York, NY 10004                                          Head of Mutual Fund Administration
Age 41                                                      and Treasurer at Oppenheimer
                                                            Capital from 1996-1999

Charles P. Graves III, CFA    Vice President      Since     Managing Director of SSB                   N/A             N/A
SSB                                               2001
100 First Stamford Place
7th Floor
Stamford, CT 06902
Age 40

Ellen S. Cammer               Vice President      Since     Managing Director of SSB                   N/A             N/A
SSB                                               1996
399 Park Avenue
4th Floor
New York, NY 10022
Age 48

Kaprel Ozsolak                Controller          Since     Vice President of SSB                      N/A             N/A
SSB                                               2002
125 Broad Street
11th Floor
New York, NY 10004
Age 37

Christina T. Sydor            Secretary           Since     Managing Director of SSB;                  N/A             N/A
SSB                                               1995      General Counsel and Secretary
300 First Stamford Place                                    of SBFM and TIA
4th Floor
Stamford, CT 06902
Age 52

----------
* Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
** Mr. Gerken is an "interested person" as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.


 29  Smith Barney Social Awareness Fund | 2003 Annual Report to Shareholders

================================================================================
Tax Information (unaudited)
================================================================================

For Federal tax purposes the Fund hereby designates for the fiscal year ended January 31, 2003:

      o     A corporate dividends received deduction of 74.00%.

      o A total of 10.97% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


 30  Smith Barney Social Awareness Fund | 2003 Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY
SOCIAL AWARENESS FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
R. Jay Gerken, Chairman
Richard E. Hanson, Jr.
Paul Hardin
Roderick C. Rasmussen
John P. Toolan

OFFICERS

R. Jay Gerken
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and
Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Ellen S. Cammer
Vice President and
Investment Officer

Charles P. Graves III, CFA
Vice President and
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER

Smith Barney Fund
  Management LLC

DISTRIBUTORS

Salomon Smith Barney Inc.
PFS Distributors, Inc.

CUSTODIAN

State Street Bank
  and Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENTS

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

Primerica Shareholder Services
P.O. Box 9662
Providence, Rhode Island
029460-9662

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Smith Barney Social Awareness Fund
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney Equity Funds -- Smith Barney Social Awareness Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after April 30, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY SOCIAL AWARENESS FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

[UNION LOGO]

[RECYCLE LOGO] Because we care about the environment, this annual report has been printed with soy-based inks on 20% post-consumer recycled paper, deinked using a non-chlorine bleach process.

       SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


FD0912 3/03                                                              03-4603